Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 1997, included in IPI, Inc.'s Form 10-KSB for the year ended November 30, 1996 and to all references to our Firm included in this Registration Statement and the related prospectus.



                                            ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
June 3, 1997